Mirae Asset Discovery Funds

Global Dynamic Bond Fund

Supplement dated June 27, 2017 to the Prospectus, Summary Prospectus and Statement of Additional Information,
each dated August 26, 2016, for the Global Dynamic Bond Fund

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus and Summary Prospectus for the Global Dynamic Bond Fund (the “Fund”) and Statement of Additional Information of Mirae Asset Discovery Funds (the “Trust”), each dated August 26, 2016.  This Supplement relates only to the Fund.

On June 20, 2017, the Board of Trustees of Trust approved a proposal to liquidate the Fund effective on or about August 4, 2017 (the “Liquidation Date”).  As soon as practicable, all holdings in the Fund’s portfolio are being liquidated, and the proceeds will be invested in money market investments or held in cash.  During this time, the Fund may not achieve its investment objective.  On or about the Liquidation Date, all of the assets of the Fund will be liquidated completely, each investor’s shares will be redeemed at the net asset value per share and the Fund will then be terminated. Absent other instructions, the cash proceeds will be distributed by mailing a check to each investor of record at such investor’s address of record.

For federal income tax purposes, the tax treatment to investors of the receipt of the liquidating distribution on the Liquidation Date will be the same as would be the tax treatment of a redemption of shares on that date. You may also be subject to state, local or foreign taxes on redemptions or liquidations of Fund shares. The foregoing is only a summary of certain tax considerations under current law, which may change in the future. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund.